Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Together We Can Make A Difference
Exhibit 99.2

Forward Looking Statements
Except for historical information, statements made in this release, including those relating to significant potential, future earnings, cash flow, capital expenditures, production growth and planned number of wells (as well as the timing of rig operations, natural gas processing plant commissioning and operations, fracture stimulation activities and the completion of wells and the expected dates that wells are producing hydrocarbons that are sold), are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements are indicated by words such as “expected”, “expects”, “anticipates” and similar words. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including (without limitation) the following:
•adverse
economic conditions in the United States and globally;
•the
difficult and adverse conditions in the domestic and global capital and credit markets;
•domestic
and global demand for oil and natural gas;
•sustained
or further declines in the prices the company receives for oil and natural gas;
•the
effects of government regulation, permitting and other legal requirements;
•the
geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities;
•uncertainties
about the estimates of the company’s oil and natural gas reserves;
•the
company’s ability to increase production and oil and natural gas income through exploration and development;
•the
company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods;
•the
number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled;
•the
effects of adverse weather on operations;
•drilling
and operating risks;
•the
ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services;
•the
availability of equipment, such as drilling rigs and transportation pipelines;
•changes
in the company’s drilling plans and related budgets;
•the
adequacy of capital resources and liquidity including (without limitation) access to additional borrowing capacity; and
•uncertainties
associated with our legal proceedings and the outcome.
The company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in the company's filings with the Securities and Exchange Commission.
The company's internal estimates of reserves may be subject to revision and may be different from estimates by the company's external reservoir engineers at year end. Although the company believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Forward Looking Statements
Forward Looking Statements

Hydrocarbon Volume Estimates
This presentation includes management’s estimates of Marcellus Shale potential recoverable resources, per well EUR (estimated ultimate recovery of resources)
and upside potential of recoverable resources. Except as noted, these have been estimated internally by the Company without review by independent engineers and do not necessarily constitute reserves. These estimates are included to demonstrate the potential for future drilling by the Company. Actual recovery of these potential volumes is inherently more speculative than recovery of estimated proved reserves. Estimates of potential recoverable resources, per well EURs and upside potential for Company oil and gas shale acreage are particularly speculative due to the limited experience in Marcellus Shale horizontal development, with its limited production history. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing and exploration costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. In addition, potential recoverable resources are based on undesignated future well locations under assumed acreage spacing which may not have been specifically included in any definitive development plan and ultimately may not be drilled. Accordingly, such estimates may differ significantly from the hydrocarbon quantities that are ultimately recovered.
SEC rules prohibit a publicly-reporting oil and gas company from including oil and gas resource estimates in their filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definitions of such terms. Illinois Basin estimates (including Lawrence Field) of oil in place and other resource volumes, oil in place and other reserve volumes indicated herein are not based on SEC definitions and guidelines. Unless otherwise indicated, estimates of non-proved reserves and other hydrocarbons included herein may not meet specific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC
Petroleum Resource Management System.
Hydrocarbon Value Estimates
Hydrocarbon Value Estimates

Rex Energy Overview
Rex Energy Overview

Significant upside in two high growth shale plays and tertiary oil recovery
•
1.4 – 2.0 Tcfe in non-proven Marcellus Shale resource potential
(1)
•
17.4 – 30.5 Mmboe in non-proven Niobrara Shale resource potential
(1)
•
24.2 – 60.6 Mmbls in non-proven Tertiary Recovery oil resource potential
(1)
Liquids Rich Production & Proven Reserves
•
Total production of 22.8 Mmcfe/d (3,793 BOE/d)
(2)
o
53% oil and NGLs
•
202 Bcfe (33.6 Mmbls) proven reserves
(3)
o
62% of proved developed is attributable oil and NGLs
o
85% liquids rich capture
Strong Balance Sheet & Liquidity
(4)
•
$11.0 million cash
•
$10.1 million in debt
•
$115.0 million available on line of credit
•
Borrowing base redetermination in February, 2011
•
$30.0 million in Marcellus drilling carries
1. Assumptions based on full development program. Actual results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3 and page 14.
2. Unaudited fourth quarter 2010 results
3. Based on year-end 2010 reserves
4. Unaudited financial results as of 12/31

Areas of Operation
Areas of Operation
Appalachian Region
•
57,000 net acres in Marcellus Shale fairway
o
61% of acreage in liquids rich portion of the play
o
Total non-proven resource potential of 1.4 – 2.0 Tcfe
(1)
o
$30.0 million in drilling carries
(2)
Rockies Region
•
45,000 net acres in Niobrara Shale fairway
(3)
o
100% of acres in oil window of the
Niobrara in the DJ Basin
o
Total non-proven resource potential
of 17.4 – 30.5 MMBoe
(1)
Illinois Region
•
Tertiary recovery oil projects
o
Total non-proven resource potential of 24.2 – 60.6 MMBbls from ASP flooding in the Lawrence Field
(1)

1. Assumptions based on full development program. Actual results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3 and page 14.
2. Unaudited financial results as of 12/31/2010
3. Includes 8,300 net farm in acres

Key Investment Highlights for 2011
Key Investment Highlights for 2011
•
Rex Energy is positioned for growth
o
Strong position in oil and liquids-rich areas
o
Company expects 2011 production growth of 71%-95% over 2010
•
Strong core position in the Appalachian Basin
o
Solid core position in Butler County with 400 potential drill sites in the Marcellus Shale, with additional potential in the Utica and
Upper Devonian Shale
•
Strong track record  of growth with a historical reserve
CAGR of 75%
•
Rex Energy is equipped to thrive in a low gas price
environment
o
74% of the 2011 capital budget is dedicated to oil and
liquids rich project areas.
o
65% of the Appalachian capital budget is allocated to
liquids rich Butler County
•
Secured key drilling, fracture stimulation, and tubular
services for the next two years
•
Opportunities for growth within tertiary recovery projects in the Illinois Basin and encouraging results in the Niobrara

Mcfe/d Production
% Annual Growth
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
140%
120%
100%
80%
60%
40%
20%
0%
5%
3%
24%
71%
95%
125%
2008 Actual
2009 Actual
2010 Actual
2011 Low Case
2011 High Case
2011 Mid Case Exit Rate
Dry Gas
Wet Gas
NGL & Condensate
Oil
Annual Growth

Positioned For Growth
Positioned For Growth
• Poised to achieve 71% - 95% production growth in 2011
• Expect to see 22% - 40% growth in oil and NGL production in 2011
• A mid case December exit rate of 45.6 Mmcfe/day in 2011 represents an 83% increase compared to the 2010 exit rate

300
250
200
150
100
50
0
Prove Reserves (Bcfe)
CAGR=75%
Year-End 2008
Year-End 2009
Year-End 2010
Natural Gas
NGLs
Oil

Reserve Growth
Reserve Growth
Proved Reserve & Compound Annual Growth Rate
Year-End 2010
(1)
•
33.6 Mmboe (201.7Bcfe)
o
42% proved developed
o
37% oil & NGLs
o
85% liquids rich capture
Year-End 2009
(2)
•
20.9 Mmboe (125.2 Bcfe)
•
$190.5 million PV-10
o
54% proved developed
o
55% oil & NGLs
Year-End 2008
(3)
•
10.9 Mmboe (65.4 Bcfe)
•
$84.0 million PV-10
o
62% proved developed
o
52% oil
1. Year-end 2010 reserves calculated using $75.96 per Bbl and $4.38 per Mcf.
2. Year-end 2009 reserves calculated using $57.65 per Bbl and $3.87 per Mcf.
3. Year-end 2008 reserves calculated using $41.00 per Bbl and $5.71 per Mcf.

3%
24%
73%
Appalachia Conventional
Marcellus
Illinois

8%
28%
64%
Appalachia Conventional
Marcellus
Illinois

2010 Reserves by Asset Region
PDP PDNP PUD Total
(1)
Total Appalachia 27,227 9,022 116,407 152,656
Conventional 6,015
- -
6,015
Marcellus 21,212 9,188 116,407 146,808
Illinois 48,857
- -
48,857
Total 76,084 9,022 116,407 201,679
1. Year-end 2010 reported in Mmcfe
Total Proved Reserves Proved Developed Producing Reserves

Capital Budget (Net of Drilling Carries)				
($ in millions)	Appalachia	Illinois	Rockies	Total
Drilling & Exploitation	$81.4	$3.0	$21.0	$105.4
Tertiary Recovery Projects	-	$0.7	-	$0.7
Facilities, Equipment & HSE	$0.9	$7.5	$1.0	$9.4
Leasing & Land	$10.0	-	$5.0	$15.0
Midstream	$18.0	-	-	$18.0
Corporate	-	-	-	$0.3
Total Uses [(1)]	$ 110.3	$11.2	$27.0	$148.8

2011 Capital Budget
2011 Capital Budget
•74%
of the total budget is allocated to oil and liquids rich gas operations.
•65% of the Appalachian budget is dedicated to liquids rich Butler County operations.

1. Including the $30M drilling carry, the 2011 budget would be $178.8M.

Capital Allocation by Commodity

26%
74%
Dry Gas
Oil & Liquids Rich Gas

Capital Allocation by Region

18%
8%
74%
Appalachia
Illinois
Rockies

Capital Allocation by Activity Type

0%
12%
10%
6%
0%
71%
Drilling
Tertiary
Facilities, Equip & HSE
Land
Midstream
Other

Capital Allocation by Operatorship

28%
72%
Operated
Non Operated

2011 Capital Budget 2011 Capital Budget 11

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Commodity % Hedged
2011
2012
Commodity
Oil
Natural Gas

Crude Oil				
	% of Current with Floor	% of Current with Ceiling	Avg. Floor Price	Avg. Ceiling Price
2011	80%	80%	$68.54	$104.69
2012	80%	80%	$67.10	$112.03
2013	N/A	N/A	N/A	N/A

Natural Gas				
	% of Current with Floor	% of Current with Ceiling	Avg. Floor Price	Avg. Ceiling Price
2011	104%	72%	$ 5.39	$5.99
2012	80%	80%	$ 5.05	$ 6.10
2013	N/A	N/A	N/A	N/A

Current Hedging Summary
Current Hedging Summary
Current Production Hedged
•
Percentage of production hedged based on December,
2010 exit rate with built in decline

1. ~30% of current natural gas production covered in 2011 by put spread with a $3.84 short put price for a $1.04 put spread
2. ~21% of current natural gas production covered in 2011 by put spread with a $4.00 short put price for a $1.75 put spread
(1)
(2)

Resource Potential		
	Low Case	High Case
Net Acres	~57k [1]	
Assumed % Drilled	75%	
Well Spacing	80 acres	
Net Potential Wells	534	
EUR (Bcfe) [1]	3.0	4.5
Royalties	15%	
Upside Potential (Tcfe) [2]	1.4	2.0

Marcellus Overview
Marcellus Overview
Butler County (Operated)
•
49,400 gross (34,100 net) acres
•
Joint Venture with Sumitomo in Butler County
o
70% Rex / 30% Sumitomo
o
$14.2 million in Sumitomo drilling carries remaining
•
Butler Midstream Joint Venture
o
60% Stonehenge / 28% Rex / 10% Sumitomo
o
Operation of 40 Mmcf/d cryogenic plant
o
Pipeline infrastructure
Westmoreland, Centre, and Clearfield Counties
(Non Operated)
•
49,000 gross (19,700 net) acres
•
Joint Venture among Williams, Rex, and Sumitomo
o
50% Williams / 40% Rex / 10% Sumitomo
o
JV includes interest in gathering and transportation
o
$15.8 million in Sumitomo drilling carries remaining
Other Operated Marcellus Acreage
•
17,900 gross (2,700 net) acres in areas of Clearfield,
Centre, Somerset and Fayette counties

1. Assumptions based on full development program. Individual well results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.
2. Includes approximately 129 Bcfe of Marcellus Shale proved reserves as of December 31, 2010

MERCER
CLARION
LAWRENCE
BUTLER
ARMSTRONG
BEAVER
ALLEGHENY
Columbia
Dominion
National Fuel
Rex Leasehold

Marcellus Operated Overview
Marcellus Operated Overview
Butler County, PA
•
2010 Operational Highlights
o
Drilled 15 (10.5 net)  wells in 2010, completed 8 gross
(5.6 net)
o
Placed in service 4 gross (2.8 net) wells
o
Sarsen plant operational, currently at 30 Mmcf/d
o
49,400 gross (34,100 net) acres
•
2011 Operational Assumptions
o
Drilling the full year with one rig, and second rig by
mid year
o
Drill 24 gross (15 net) wells
o
Fracture and complete at least 24 gross (15 net) wells
o
Construction of the second 40.0 Mmcf/d cryogenic
plant, proposed commissioning in first quarter 2012
o
Primary leasing strategy will fill in future drilling units, and other contiguous acreage blocks within the core
operational area
Marcellus Operated Area in PA

Current Plant Site
Proposed Plant Site
Drilled
Proposed
Proposed Unit
HBP Units

•
Core acreage position of 30,500 gross (21,400net) acres
o
Allows for minimal rig movement
o
Decreases in drilling time
o
Maximizes unitized acreage
•
Close access to infrastructure and pipelines
•
Terrain composition very accessible
•
Low risk geological area
•
Additional production possibilities in the Utica and
Upper Devonian Shale
•
Maintaining two rig drilling program allows for
minimal lease expirations
Why Rex Values its Presence in Butler County
Why Rex Values its Presence in Butler County
Prospective Butler Units

•
Inventory of 400 potential drilling locations
•
Favorable commodity price differentials

Westmoreland, Clearfield and Centre Counties, PA

- Sizeable acreage position with 49,000 gross (19,700 net) acres
- 2010 Operational Highlights
  - Currently have 12 gross (4.8 net) wells placed in service (curtailed at 14.0 Mmcf/d)
  - Drilled 11 gross (4.4 net) wells, of which 6 gross (2.4 net) wells are awaiting fracture & completion
- 2011 Operational Assumptions
  - Two rig program for the full year
  - Drill 20 gross (8 net) wells
  - Fracture and complete at least 19 gross (8 net) wells
  - Transportation & Gathering
    - Westmoreland
      - 14.0 Mmcf/d flowing through Dominion at the Ecker tap
      - Additional 12 – 24 Mmcf/d pipeline construction to the Equitrans expected May 1st
    - Clearfield
      - Firm 10.0 Mmcf/d transportation with Columbia Gas in Clearfield with the current option to add an additional 30.0 Mmcf/d

Marcellus Non-Operated Overview Marcellus Non-Operated Overview 16

Before Tax IRR

50
40
30
20
10
0
BTAX IRR
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
NYMEX Gas Price
Wet Gas
Dry Gas

Type Curves

120,000
100,000
80,000
60,000
40,000
20,000
0
Mcfe/ Month
1
51
101
151
201
251
301
351
Month
Wet Gas
Dry Gas

Conceptual Marcellus Economics
Conceptual Marcellus Economics
Butler County (Wet Gas) Assumptions (1)
•
2.5 MMcf/d IP Rate
•
4.4 Bcfe gross EUR
•
$4.7 million drilling and completion costs
•
15% royalties
•
Gas Price Basis Adjustment: $0.26/Mcf
•
NGL & condensate volumes: 1.64 gallons per Mcf (~39 Bbls per
MMcf)
•
NGL price assumptions:  $0.76/gal (~40% of NYMEX oil price)
•
Gathering transportation & operating expenses: $1.50/Mcf
Westmoreland & Central PA (Dry Gas) Assumptions (1)
•
3.5 MMcf/d IP Rate
•
3.0 Bcf gross EUR
•
$4.7 million drilling and completion costs
•
15% royalties
•
Gas price basis adjustment: ($.09)/Mcf
•
Gathering transportation & operating expenses: $0.67/Mcf
1. Based on the 2010 reserve report

Marcellus Well Cost Allocation

13%
47%
40%
Fracture Stimulation
Drilling
Equipment & Facilities

Westmoreland County, PA(1)		
	Average	Maximum
Lateral Length	2,597 ft.	3,685 ft.
Frac Stages	9	15
Total Measured Depth	11,268 ft.	12,400 ft.

Butler County, PA(1)		
	Average	Maximum
Lateral Length	3,321 ft.	3,995 ft.
Frac Stages	13	16
Total Measured Depth	9,047 ft.	9,822 ft.

Marcellus Well Cost Comparison
Marcellus Well Cost Comparison
Reserve Well Economics
•Average Well Cost of $4.7 million
•Average
Drilling and Completion cost - $1.9 million
•Average
Frac Cost - $2.2 million
•Average
Equipment cost - $0.6 million
1 Results from the 2010 Drilling Program

REX ENERGY

Wyoming
Colorado
Montana
North Dakota
South Dakota
Wyoming
Nebraska
Utah
Colorado
Kansas
Arizona
New Mexico
Oklahoma
Texas

Resource Potential	Low Case	High Case
Net Acres	~45k	
Assumed % Drilled	75%	
Well Spacing	320 acres	
Net Potential Wells	105	
EUR (MBoe) (1)	200	350
Royalties	17%	
Upside Potential (MMBoe)	17.4	30.5

Niobrara Overview
Niobrara Overview
DJ Basin Niobrara Summary
•
Thick “Source Rock” – 300+ ft.
•
High total organic content (TOC’s) of 2-10%
•
Strong matrix contribution from high porosity chalks
•
Production likely influenced by faults and fractures
•
Mature over large areal extent
•
Expected well costs of $3.5 - $4.2 MM
DJ Basin
Rex Energy
Silo State 41-22H
201 BOE/d Test Rate
Rex Energy
BJB #1H
Drilled and Completed,
Recovering Load
Rex Energy
Herrington Farms 1H
450 BOE/d Test Rate

1. Assumptions based on full development program. Individual well results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.
~65,400 gross (45,000 net) acres
•
3 horizontal wells drilled, fractured and recovering load

120
100
80
60
40
20
0
BTAX IRR
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
NYMEX Oil Price

450
400
350
300
250
200
150
100
50
0
Bbl/day
0
20
40
60
80
100
Month

Conceptual Niobrara Economics
Conceptual Niobrara Economics
Niobrara Horizontal Well Assumptions
•
400 Bbls/d IP
•
Gas sales start 18 months after oil sales
•
$4.2 million drilling and completion costs
•
18% royalties
•
Oil price basis adjustment: -$9.00/Bbls
•
Gathering transportation & operating expenses:
$13.00/Bbls
•
Severance & ad valorem taxes: 13%
Silo Field Type Curve
Before Tax IRR

REX ENERGY

Indiana
Illinois
Michigan
Ohio
Kentucky
Legend

Resource Potential		
	Low Case	High Case
Residual Oil in Designed Units (MMBls)	~399	
PV Recovery Assumed [(1)]	8%	20%
Royalties	22%	
Upside Potential (MMBls)	~ 24.2	~ 60.6

Lawrence Field ASP Overview
Lawrence Field ASP Overview
~ASP Project Summary
Illinois Basin
~13,100 gross (13,000 net) acres in Lawrence Field
•
1 billion barrels of original-oil-in-place (OOIP)
•
Field has produced 400 MMBbls since 1906
•
Wateflooded in the 1950’s
•
Two successful surfactant-polymer flood pilots  completed by Marathon with 15-20% of OOIP recovered
•
Field currently produces ~1,600 gross (1,250 net) barrels per day under waterflood
Middaugh Unit, ASP
Project

1. Pore volume recovery assumptions based on full development program. Individual ASP unit results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.
•
ASP stands for Alkali-Surfactant-Polymer flood
•
Alkali-Surfactant mix reduces interfacial tension allowing remaining oil to flow easier through the formation
•
Polymer improves sweep efficiency by forcing fluid into parts of the field not effectively swept by the waterflood
•
Based on NSAI geological analysis and high grading of the acreage, 27 separate ASP units have been designed to date.
•
Laboratory analysis on the effect of ASP flooding of cores from the field recovered 23% of OOIP (16% PV (1)   Recovery)
•
Single well pilot test of ASP flooding in the field recovered 27% of OOIP (20% PV (1)   Recovery)
•
Injecting chemicals on 15-acre unit with initial response expected in late first quarter 2011 to early second quarter 2011
•
Currently at 25% of pore volume (PV) injected ASP slug, currently injecting polymer push

Bridgeport Sandstone
Cypress Sandstone
MMBbls
70
60
50
40
30
20
10
0
8%
10%
12%
14%
16%
18%
20%
Pore Volume Recovered

10%PV Recovery
13%PV Recovery
15%PV Recovery
IRR
80%
70%
60%
50%
40%
30%
20%
10%
0%
$60
$70
$80
$90
$100
Commodity Prices

ASP Conceptual Economics
ASP Conceptual Economics
Typical ASP Flood IRR vs Oil Price at Various PV Recoveries

Total ASP Potential Reserves at Various PV Recoveries
1. Estimated by Netherland, Sewell & Associates, Inc. Does not represent proved reserves. See “Hydrocarbon Volume Estimates” on page 3.
•
Capital for the ASP plant has already been spent
•
90% of future capital will be chemical costs
•
North & Central areas of the field have been analyzed to date (~75% of the field)
o
Identified 18 target continuous sand bodies and broke these down into 27 separate flood units (15 Bridgeport/12 Cypress)
o
Base case probable reserves in identified floodable sands: 39.4 MMBbls
(1)
in the
Northern & Central areas of the field at a 13% PV Recovery

•
Operationally
o
Estimated annual production growth of 71% - 95% in 2011
o
74% of 2011 capital budget allocated to oil and liquids rich operating areas
o
Strong growth with a historical reserve CAGR of 75%
o
Encouraging Niobrara results
o
Additional potential in the Utica and Upper Devonian shale
o
4 rig program in 2011
o
Large inventory of drilling locations
•
Financially
o
Conservative balance sheet
o
Total line of credit availability of $115 million
o
Diversified portfolio with both oil and gas
o
Strong hedging position
Why Invest in Rex Energy?
Why Invest in Rex Energy?